EXHIBIT 32

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350
          In connection with the Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”) of Via Renewables, Inc., a Delaware corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof, W. Keith Maxwell III, Principal Executive Officer of the Company, and Mike Barajas, Principal Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 5, 2026

/s/W. Keith Maxwell III
W. Keith Maxwell III
President and Chief Executive Officer (Principal Executive Officer)

/s/Mike Barajas
Mike Barajas
Chief Financial Officer (Principal Financial and Accounting Officer)